Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT HAVE 2002

In connection with the Annual Report of Smith Barney Mid-West Futures Fund L.P. II (the ‘‘Partnership’’) on Form 10-K for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Jerry Pascucci, President and Director of Citigroup Managed Futures LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Jerry Pascucci

Jerry Pascucci
Citigroup Managed Futures LLC
President and Director

March 30, 2007

Date